EXHIBIT 10.35

AMENDMENT NO. 3 TO MASTER SERVICES AGREEMENT

This Amendment No. 3 (the “Amendment No. 3”) to the Master Services Agreement by and between X4 Pharmaceuticals, Inc., a Delaware corporation with a business address at 61 North Beacon Street, 4th Floor, Boston, Massachusetts 02134 USA (“X4”), and Aptuit (Oxford) Limited an Evotec company, incorporated in England and Wales, having an address at 111 Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RZ, England (the “Company”), dated February 19, 2016 as amended by Amendment No. 1 entered into on 23rd November, 2016 and Amendment No. 2 entered into on 18th February, 2021 (collectively the “Agreement”), incorporated by reference herein, is effective on 5th January, 2024 (the “Amendment No. 3 Effective Date”).

RECITALS

WHEREAS, X4 and Company wish to amend the Agreement to renew the Term of the Agreement, which expires on February 19, 2024 and update Annex A, listing Company’s Affiliates;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained in this Amendment No. 3, the Parties hereto agree as follows:

1.Defined terms in the Agreement shall have the same meaning in this Amendment.

2.In accordance with Section 7.4 of the Agreement, which requires that changes to the Agreement be in writing, the Term of the Agreement is renewed for an additional three (3) years, with a new expiration date of February 19, 2027.

3.Annex A to the Agreement is hereby deleted in its entirety and replaced with Annex A attached hereto as Attachment 1.

4.Save as otherwise expressly referred to in this Amendment No. 3 the terms and conditions of the Agreement shall apply in all other respects and remain in full force and effect.

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Aptuit Agreement Reference: 00041340_to_00039364

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 3 on the Amendment No. 3 Effective Date.

X4 PHARMACEUTICALS, INC.	APTUIT (OXFORD) LIMITED

By: /s/ Mary DiBiase	By: /s/ Christian Dargel
Print Name: Mary DiBiase	Print Name: Christian Dargel
Title: COO	Title: Authorized Signatory
By: /s/ Mary Abdul
Print Name: Mary Abdul
Title: Authorized Signatory (Secretary)

Attachment 1 – Annex A

Aptuit Agreement Reference: 00041340_to_00039364